2010 Shareholders’ Meeting June 17, 2010 Churchill Downs Racetrack Louisville, KY Exhibit 99.1

Forward-Looking Statements
In addition to historical facts or statements of current conditions, this document contains forward-looking statements as defined in the Private Securities Litigation
Reform Act of 1995. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results, or otherwise are not statements of historical fact. The actual performance of the Company may differ materially from what is projected in such forward-looking statements.
Investors should refer to statements included in reports filed by the Company with the Securities and Exchange Commission for discussion of additional information concerning factors that could cause our actual results of operation to differ materially from the forward-looking statements made in this presentation.
The information being provided today is as of this date only, and Churchill Downs Incorporated expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.

Churchill Downs Incorporated Building a Growth-Based Company Annual Shareholders Meeting Bob Evans, President & CEO June 18, 2009 Louisville, Kentucky Page 3

Gaming Entertainment
Online
Racing
Racing
… the Kentucky Oaks and
Kentucky Derby and 386 days of
racing at our 4 tracks: Arlington
Park, Calder Race Course, Churchill
Downs Racetrack and Fair Grounds
Race Course.
Entertainment
… HullabaLOU
Music Festival; Fork, Cork & Style
and other events in development.
Gaming
… Calder Casino, Studz
Poker Club and Fair Grounds Slots,
which includes 1,863 slot machines
and 807 video poker machines in
Louisiana and Florida.
Online
… TwinSpires.com,
Youbet.com, Bloodstock Research
Information Services and 50% of
HRTV.
Racing is Our Core Business

69%
16%
14%
1%
Racing Online Gaming Entertainment &
Other
93%
0%
6%
1%
0
10
20
30
40
50
60
70
80
90
2006 2007 2008 2009
EBITDA
Up 30%
Core business EBITDA
EBITDA from hurricane insurance gains
53%
21%
28%
-3%
Racing Online Gaming Entertainment &
Other
88%
0%
15%
-2%
200
250
300
350
400
450
500
2006 2007 2008 2009
Revenue Up
17%
2009
2006
Revenue
A
Earnings Before Interest, Taxes, Depreciation &
Amortization (EBITDA)
C
% of Revenue
B
% of EBITDA
D

U.S. Thoroughbred Industry Handle (000's of Dollars)
0
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000
16,000,000
Source: The Jockey Club Online Fact Book
--2010 Projected based on extrapolation of May year-to-date actual data to the full year

Source: The Jockey Club Online Fact Book
--U.S. Department of Commerce, Bureau of Economic Analysis
--American Gaming Association
--2010 Projected based on extrapolation of First Quarter actual data to the full year
Consumer Wagering on Thoroughbred Racing and at Casinos as % of U.S. Disposable Personal Income
0.000%
0.010%
0.015%
0.020%
0.025%
0.030%
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Proj.
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
Racing Casinos

Number of U.S. Thoroughbred Races
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Proj.
Source: The Jockey Club Online Fact Book
--2010 Projected based on extrapolation of May year-to-date actual data to the full year

U.S. Thoroughbred Foal Crop +3 Years
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Source: The Jockey Club Online Fact Book
--Data has been time-shifted to illustrate the effect of one year’s foal crop on the number of 3-year-olds three years later

Churchill Downs is Investing in the
Future of Racing
Our $120 million investment in our casinos
at Fair Grounds and Calder could generate
over $20 million in purses
Our $220 million investment in TwinSpires.com
and Youbet.com will generate over $39 million in
purses.
Churchill Downs will host the Breeders’
Cup in 2010 and 2011, for a record 7th
and
8th
time.
2009 American Idol winner
Kris Allen auditioned at
Churchill Downs
All CDI tracks’ video now in
High Definition
Downs After Dark brought nearly 90,000
to the track
CDI’s Safety From Start to Finish
initiative leads the industry
New store at Louisville airport expands
awareness of Racing
2010 American Idol winner
Lee DeWyze appeared at
Arlington Park
Our COO Bill Carstanjen
starred in Undercover Boss

On Track Live Internet (ADW) Rebate Other Tracks and OTBs
% of Total Handle 11% 9% 10% 70%
Margins
% of Handle to CDI 8.5% 4.5% 3.1% 1.9%
% of Handle to Purses 8.5% 5.5% 3.1% 1.9%
Margins by Wagering Channel
Note: These are averages, amounts by track will vary

Oaks attendance of 116,046 a new record
21% above Preakness attendance
61% above Belmont attendance*
Oaks (full-day) handle of $36 million also a new
record
* (source: Business First)
Derby attendance of 155,804 up 1.5% over 2009, 6th
highest ever
Derby (full-day) handle of $163 million 4
th
highest ever
Oaks/Derby merchandise up 9%
Oaks/Derby sponsorships up 5%
New event Taste of Derby
sold out
Record Oaks/Derby EBITDA

Prep 1
LA Derby
Lane’s End
Mar. 27
Prep 2
SA Derby
Wood Mem.
Apr. 3
Prep 3
AR Derby
Bluegrass
Apr. 10
KY Oaks
Apr. 30
KY Derby
May 1
Average Derby Preps viewership of 1.2 million up
37%; more female (52% vs. 40%); and younger
(by 3 years).
Derby viewership of 16.5 million an
all-time record.
CDI now produces 7 hours of live TV coverage of
horseracing spanning 6 weeks
We are working to expand TV coverage
beginning in 2011

Calder Casino Opened January 22, 2010 Page 14

Our Gaming Business Produced 14% of our Revenue
and 28% of our EBITDA in 2009
Number of
Machines
Annual Gross
Gaming Revenue
Annual Purse
Contribution
% Increase in
Purses
Fairgrounds Slots 618 $44.8 million $8.1 million +52%
Louisiana Video Poker 807 $32.7 million $6.5 million (8)%
Calder Casino 1,245 $80-100 million $7-8 million New for 2010
Totals 2,670 $157-177 million $21-23 million +44%
New “Kentucky Derby”
branded slot machine.

Our Online Business Produced 16% of our Revenue
and 21% of our EBITDA in 2009
2007
(7 Months)
2008 2009 Q1 2010
(3 months)
CDI Online Business Handle $86.6 mil. $234.4 mil. $329.7 mil. $83.0 mil.
% of Total U.S. Thoroughbred Handle 0.6% 1.7% 2.7% 3.0%
CDI Online Business Revenue $18.3 mil. $46.7 mil. $64.3 mil. $16.5 mil.

Our Online Business Should Continue to Grow With
the Acquisition of Youbet.com
New TwinSpires.com / Youbet.com
Customer Call Center in Lexington, KY
(approx. 100 employees)
+
2007
(7 Months for
TwinSpires.com)
2008 2009 Q1 2010
(3 months)
CDI Online Business Handle $86.6 mil. $234.4 mil. $329.7 mil. $83.0 mil.
Youbet.com Handle $484.2 mil. $438.3 mil. $480.3 mil. $115.7 mil.
Total Handle $570.8 mil. $672.7 mil. $810.0 mil. $198.7 mil.
% of Total U.S. Thoroughbred Handle 3.8% 4.9% 6.1% 7.1%
CDI Online Business Revenue $22.3 mil. $54.0 mil. $71.5 mil. $18.1 mil.
Youbet.com Revenue $97.7 mil. $85.8 mil. $90.7 mil. $21.8 mil.
Total Revenue $120.0 mil. $139.8 mil. $162.2 mil. $39.9 mil.

Entertainment Page 19

Supporting Our Communities In the past year, CDI has contributed over $ 2.0 million Page 20

Churchill Downs Incorporated Stock Price
(NASDAQ: CHDN)
2007 2008 2009 2010
(thru June 10th)
Annual Performance Rank:  Annual Share Price Change
Top CHDN
+22.3%
CHDN
-13.5%
CHDN
-16.1%
Russell 2000
+26.9%
Middle S&P 500
+12.7%
S&P 500
-17.4%
Russell 2000
-20.4%
S&P 500
+19.7%
Bottom Russell 2000
+9.4%
Russell 2000
-18.5%
S&P 500
-22.3%
CHDN
+4.0%
Cumulative Performance Rank:  2006 Index = 100
CHDN 122 106 89 92
Russell 2000 109 89 71 90
S&P 500 113 93 72 87

CDI: Racing, Gaming & Entertainment Delivered Onsite & Online Page 22